77Q1(e)(2)

Investment Subadvisory Agreement between American Century Investment
Management, Inc. and Northern Trust Investments, effective as of July 16, 2010
(filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 46 to
the Registrant’s Registration Statement on July 29, 2010, File No. 033-64872
and incorporated herein by reference).